UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2022

SVF INVESTMENT CORP. 3

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40175	98-1572401
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Circle Star Way San Carlos California, United States	94070
(Address of principal executive offices)	(Zip Code)

(650)-562-8100

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, $0.0001 par value	SVFC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously announced, on December 12, 2021, SVF Investment Corp. 3, a Cayman Islands exempted company incorporated with limited liability (“SVF”), entered into an Agreement and Plan of Merger with Warehouse Technologies LLC, a New Hampshire limited liability company (“Symbotic”), Symbotic Holdings LLC, a Delaware limited liability company and a wholly owned subsidiary of Symbotic, and Saturn Acquisition (DE) Corp., a Delaware corporation and a wholly owned subsidiary of SVF, a copy of which was filed with the Current Report on Form 8-K filed by SVF on December 13, 2021.

On May 23, 2022, Symbotic issued a press release announcing an expanded commercial agreement with Walmart Inc. (“Walmart”) to implement Symbotic’s robotics and software automation platform (the “Symbotic Systems”) in all 42 of Walmart’s regional distribution centers over the coming years. This is an expansion of Walmart’s prior commitment to deploy Symbotic Systems in 25 regional distribution centers.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

DISCLAIMER

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, SVF’s and Symbotic’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning our possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in SVF’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 23, 2022, SVF’s registration statement on Form S-4 (File No. 333-262529) (as amended, the “Registration Statement”), which was declared effective by the SEC on May 9, 2022, and SVF’s final proxy statement and prospectus filed with the SEC on May 9, 2022 (the “Final Proxy Statement/Prospectus”). These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and SVF and Symbotic believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and neither SVF nor Symbotic is under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which SVF has filed or will file from time to time with the SEC.

In addition to factors previously disclosed in SVF’s Annual Report on Form 10-K filed with the SEC on March 23, 2022, in the Registration Statement, in the Final Proxy Statement/Prospectus and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to meet the closing conditions to a business combination between SVF and Symbotic (the “Business Combination”) pursuant to that certain Agreement and Plan of Merger, dated December 12, 2021 (the “Merger Agreement”), by and among SVF, Symbotic, Symbotic Holdings LLC and Saturn Acquisition (DE) Corp., including approval by shareholders of SVF and unitholders of Symbotic on the expected terms and schedule; delay in closing the Business Combination; failure to realize the benefits expected from the proposed transaction; the effects of pending and future legislation; risks related to disruption of management time from ongoing business operations due to the proposed transaction; business disruption following the transaction; risks related to the impact of the COVID-19 pandemic on the financial condition and results of operations of SVF and Symbotic; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or the termination of any of certain subscription agreements entered into by SVF with certain parties in connection with the Merger Agreement; the amount of redemption requests made by SVF’s shareholders; the effect of the announcement or pendency of the transaction on Symbotic’s business relationships, performance, and business generally; the ability to meet NASDAQ listing standards following the consummation of the Business Combination; the amount of the costs, fees, expenses and other charges related to the transaction; the ability of SVF to issue equity securities in connection with the transaction; and other consequences associated with mergers, acquisitions and divestitures and legislative and regulatory actions and reforms.

Any financial projections in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond SVF’s and Symbotic’s control. While all projections are necessarily speculative, SVF and Symbotic believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that SVF and Symbotic, or their representatives, considered or consider the projections to be a reliable prediction of future events.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in SVF and is not intended to form the basis of an investment decision in SVF. All subsequent written and oral forward-looking statements concerning SVF and Symbotic, the proposed transaction or other matters and attributable to SVF and Symbotic or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the proposed Business Combination involving SVF and Symbotic.

In connection with the proposed Business Combination, the Registration Statement has been declared effective by the SEC, and SVF filed the Final Proxy Statement/Prospectus on May 9, 2022. The Final Proxy Statement/Prospectus has been sent to the shareholders of SVF and unitholders of Symbotic, as of the respective record dates for voting, seeking required shareholder or unitholder approval. Before making any voting or investment decision, investors and security holders of SVF and Symbotic are urged to carefully read the entire Registration Statement and Final Proxy Statement/Prospectus and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by SVF with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by SVF may be obtained free of charge from SVF at https://www.svfinvestmentcorp.com/svfc/. Alternatively, these documents can be obtained free of charge from SVF upon written request to SVF INVESTMENT CORP. 3, 1 Circle Star Way, San Carlos, California 94070, United States Attn: Secretary, or by calling 650-562-8100.

PARTICIPANTS IN THE SOLICITATION

SVF, Symbotic and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of SVF, in favor of the approval of the Business Combination. Additional information regarding the interests of those participants, the directors and executive officers of Symbotic and other persons who may be deemed participants in the transaction may be obtained by reading the Registration Statement and the Final Proxy Statement/Prospectus and any other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Press Release, dated May 23, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2022

SVF Investment Corp. 3

By:	/s/ Ioannis Pipilis
Name:	Ioannis Pipilis
Title:	Chairman and Chief Executive Officer